                                                                    EXHIBIT 10.7

                            ZIFF DAVIS HOLDINGS INC.


                                       and


                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                as Warrant Agent



                                WARRANT AGREEMENT



                           Dated as of August 12, 2002

                                WARRANT AGREEMENT

                                TABLE OF CONTENTS

                                                                                                              Page
SECTION 1.        Certain Definitions...........................................................................1

SECTION 2.        Appointment of Warrant Agent; Issuance, Form, Execution, Delivery and Registration
                   of Warrant Certificates......................................................................3

SECTION 3.        Terms of Warrants; Exercise of Warrants......................................................11

SECTION 4.        Payment of Taxes.............................................................................13

SECTION 5.        Reservation of Warrant Shares................................................................13

SECTION 6.        Distribution Rights..........................................................................14

SECTION 7.        Adjustment of Exercise Price and Number of Warrant Shares Issuable...........................14

SECTION 8.        Statement on Warrants........................................................................16

SECTION 9.        Fractional Interests.........................................................................16

SECTION 10.       When Adjustment Not Required.................................................................17

SECTION 11.       Escrow of Warrant Stock......................................................................17

SECTION 12.       Challenge to Good Faith Determination........................................................17

SECTION 13.       Notices to Warrant Holders...................................................................17

SECTION 14.       Merger, Consolidation or Change of Name of Warrant Agent.....................................18

SECTION 15.       Warrant Agent................................................................................19

SECTION 16.       Resignation and Removal of Warrant Agent; Appointment of Successor...........................21

SECTION 17.       Notices to Company and Warrant Agent.........................................................22

SECTION 18.       Supplements and Amendments...................................................................23

SECTION 19.       Severability.................................................................................23

SECTION 20.       Successors...................................................................................23

SECTION 21.       Termination..................................................................................23

SECTION 22.       GOVERNING LAW................................................................................23

SECTION 23.       Benefits of This Agreement...................................................................23

SECTION 24.       Entire Agreement.............................................................................24

SECTION 25.       Counterparts.................................................................................24

EXHIBIT A         A-1

                                WARRANT AGREEMENT

     THIS WARRANT AGREEMENT dated as of August 12, 2002 (this "Agreement") between Ziff Davis Holdings Inc., a Delaware corporation ("Parent"), and Deutsche Bank Trust Company Americas, a New York banking corporation, as warrant agent (the "Warrant Agent").

     Pursuant to the Exchange Offer (as defined below), Parent and Ziff Davis Media Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (the "Company"), have offered to exchange all of the Company's outstanding 12% Senior Subordinated Notes due 2010 (the "Notes") for a combination of (i) $22.6 million in cash (except for the Willis Stein Investors (as defined below) who will receive 7,400 shares of Series D Preferred (as defined below) in lieu of their cash consideration), (ii) new senior subordinated compounding notes of the Company in the aggregate principal amount of $95.0 million, (iii) shares of a new series E redeemable preferred stock of Parent having a liquidation preference of $30.0 million; and (iv) 5.5 million warrants (as hereinafter described, the "Warrants") each representing the right to purchase one share of Parent's Common Stock (as defined below).

     Parent desires the Warrant Agent to act on behalf of Parent, and the Warrant Agent is willing so to act, in connection with the issuance, exercise, exchange and replacement of Warrant Certificates (as defined below) and other matters as provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for the purpose of defining the respective rights and obligations of Parent, the Warrant Agent and the Holders (as defined below), the parties hereto agree as follows:

     SECTION 1. Certain Definitions. Unless otherwise defined, capitalized terms used herein have the meanings set forth in this Section 1.

     "Affiliate" of any Person means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the New York Stock Exchange or banking institutions in the City of New York, New York are authorized or obligated by law, executive order or regulation to close.

     "Capital Stock" means any and all shares, interests, participations, warrants, options, rights or other equivalents of or interests in (however designated and whether voting or non-voting) corporate stock of a corporation and any and all equivalent ownership interests in a Person (other than a corporation), in each case whether outstanding as of the date hereof or thereafter issued, including any preferred stock.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person, and, in the case of Parent, means the Common Stock, par value $.001 per share, of Parent.

     "Convertible Securities" mean any shares of stock or securities which are convertible or exchangeable, either immediately or upon the occurrence of a specified date or a specified event, for shares of Common Stock.

     "Depositary" means The Depository Trust Company, a New York corporation.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations promulgated thereunder.

     "Exchange Offer" means the offer of Parent and the Company to exchange the Notes for a combination of cash and securities as described more fully in the Offering Memorandum, Solicitation of Releases, Consents and Acceptances and Disclosure Statement dated June 17, 2002 as supplemented from time to time.

     "Exchange Offer Closing Date" means August 12, 2002.

     "Exercise Price" means the purchase price per share of Common Stock to be paid upon the exercise of each Warrant in accordance with the terms hereof, which price shall initially be $0.001 per share, subject to adjustment from time to time pursuant to Section 7 hereof.

     "Expiration Date" means August 12, 2012.

     "Holder" means the registered holder of a Warrant.

     "Majority Holders" means the Holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Parent's Common Stock then issuable upon exercise of all Warrants.

     "Officer's Certificate" means a certificate signed by the President, Vice President, Chief Executive Officer, Chief Accounting Officer, Chief Financial Officer or the Treasurer of Parent and delivered to the Warrant Agent, which shall comply with the provisions of Section 15(j) hereof.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Record Holder" means the holder of a Note as of the Business Day immediately preceding the date of this Agreement.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Series D Preferred" means the Series D Redeemable Preferred Stock, par value $.01 per share, of the Parent.

     "Transfer Agent" has the meaning specified in Section 5.

     "Warrant Certificates" means the certificates evidencing the Warrants to be delivered pursuant to this Agreement, substantially in the form of Exhibit A hereto.

     "Warrants" shall mean the warrants issued pursuant to this Agreement and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date.

     "Warrant Shares" has the meaning specified in Section 2.2 hereof.

     "Willis Stein Investors" means, collectively, Willis Stein & Partners III, L.P., Willis Stein & Partners Dutch III-A, L.P., Willis Stein & Partners Dutch III-B, L.P. and Willis Stein & Partners III-C, L.P.

     SECTION 2. Appointment of Warrant Agent; Issuance, Form, Execution, Delivery and Registration of Warrant Certificates.

     2.1. Appointment of Warrant Agent. Parent hereby appoints the Warrant Agent to act as agent for Parent in accordance with the instructions set forth in this Agreement and the Warrant Agent hereby accepts such appointment, subject to the terms and conditions of this Agreement.

     2.2. Issuance of Warrants.

     (a) Upon consummation of the Exchange Offer, Parent shall issue to each Record Holder, in exchange for Notes held of record by such Record Holder on the Exchange Offer Closing Date and validly tendered to the Company for exchange as set forth in the Exchange Offer (without withdrawal of such tender), Warrants to purchase shares of Parent's Common Stock. Each Record Holder who validly tenders its Notes shall receive per $1,000 principal amount of such Notes so tendered, 22 Warrants, each representing the right to purchase one share of Parent's Common Stock.

     Warrants to acquire fractional shares of the Parent's Common Stock shall not be issued pursuant to this Section 2.2. Instead, if calculation of the number of Warrants issuable to any Record Holder in accordance with the foregoing results in a fractional number of Warrants, the number of Warrants issuable to such Record Holder shall be rounded to the next highest whole number in the case of a fractional interest equal to or greater than 0.5 and to the preceding whole number in the case of a fractional interest less than 0.5; provided that Parent may consolidate holdings of Warrants by Affiliates for purposes of any such calculation. The Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Parent's Common Stock or a stock certificate representing a fraction of a share of Parent's Common Stock. The Warrants shall be delivered to each Record Holder at no cost to such Record Holder.

     Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase from Parent (and Parent shall issue and sell to such Holder) one (1) fully paid and non-assessable share of Parent's Common Stock (the shares purchasable upon exercise of a Warrant being hereinafter referred to as the "Warrant Shares" and, where appropriate, such term shall also mean any other securities or property purchasable and deliverable upon exercise of a Warrant as provided in Section 3 at the price specified herein and therein, in each case subject to adjustment as provided herein and therein).

     2.3. Form of Warrant Certificates. The Warrant Certificates will initially be issued either in global form (the "Global Warrants") or in registered form as definitive Warrant Certificates (the "Definitive Warrants"). The Warrant Certificates evidencing the Global Warrants or the Definitive Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A hereto. Such Global Warrants shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be decreased or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent in accordance with instructions given by the Holder thereof. Upon written request, and subject to Section 2.8 hereof, a Holder may receive from the Warrant Agent Definitive Warrants as set forth in
Section 2.8 hereof.

     2.4. Execution of Warrant Certificates. The Warrant Certificates shall be executed on behalf of Parent by the Chairman of its Board of Directors, its President or any Vice President and attested by its Secretary or Assistant Secretary. Such signatures may be the manual or facsimile signatures of such officers. Typographical and other minor errors or defects in any such reproduction of any such signatures shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Warrant Agent.

     In case any authorized officer of Parent who shall have signed any of the Warrant Certificates shall cease to be such an officer before the Warrant Certificate so signed shall be countersigned and delivered by the Warrant Agent or disposed of by Parent, such Warrant Certificate nevertheless may be countersigned and delivered or disposed of as though the Person who signed such Warrant Certificate had not ceased to be such an officer of Parent; and any Warrant Certificate may be signed on behalf of Parent by such Persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of Parent, although at the date of the execution and delivery of this Agreement any such Person was not such an officer.

     2.5. Countersignature and Delivery. Subject to the immediately following paragraph, Warrant Certificates shall be countersigned by manual signature and dated the date of countersignature by the Warrant Agent and shall not be valid for any purpose unless so countersigned and dated. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register (as defined in Section 2.7 hereof).

     Upon the receipt by the Warrant Agent of a written order of an officer of Parent, which order shall be signed by the Chairman of its Board of Directors, its President or any Vice

President and attested by its Secretary or Assistant Secretary, and shall specify the amount of Warrants to be countersigned, whether the Warrants are to be Global Warrants or Definitive Warrants, the date of such Warrants and such other information as the Warrant Agent may reasonably request, without any further action by Parent, the Warrant Agent is authorized, upon receipt from Parent at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 2.4 hereof, to authenticate, countersign and deliver the Warrant Certificates. Such countersignature shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates).

     In case any authorized signatory of the Warrant Agent who shall have countersigned any of the Warrant Certificates shall cease to be such an authorized signatory before the Warrant Certificate shall be disposed of by Parent, such Warrant Certificate nevertheless may be delivered or disposed of as though the Person who countersigned such Warrant Certificate had not ceased to be such an authorized signatory of the Warrant Agent; and any Warrant Certificate may be countersigned on behalf of the Warrant Agent by such Persons as, at the actual time of countersignature of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such Person is not such an authorized signatory.

     2.6. Temporary Warrant Certificates. Pending the preparation of definitive Warrant Certificates, Parent may execute, and, upon the written order of the Parent, the Warrant Agent shall countersign and deliver, temporary Warrant Certificates, which are printed, lithographed, typewritten or otherwise produced, substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

     If temporary Warrant Certificates are issued, Parent will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at the corporate office of the Warrant Agent. Subject to the provisions of Section 4 hereof, such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, Parent shall execute, and the Warrant Agent shall authenticate, countersign and deliver in exchange therefor, one or more Definitive Warrants representing in the aggregate the same number of Warrants. Until so exchanged, the holder of a temporary Warrant Certificate shall in all respects be entitled to the same benefits under this Agreement as a holder of a Definitive Warrant.

     2.7. Registration. Parent from time to time shall designate a Person to register the transfer and exchange of the Warrants (such Person being referred to herein as the "Registrar"). Parent hereby initially appoints the Warrant Agent as Registrar and the Warrant Agent hereby accepts its appointment as Registrar. The Registrar will keep at its corporate office a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of, and registration of transfer and exchange of, Warrants as provided in Section 2.8 and Section 2.9. Upon written notice to the Warrant Agent and any acting Registrar, Parent may appoint a successor Registrar for such purposes.

     Parent will at all times designate one Person (who may be Parent and who need not be a Registrar) to act as repository of a master list of names and addresses of the Holders (the "Warrant Register"). The Warrant Agent will act as such repository unless and until some other Person is, by written notice from Parent to the Warrant Agent and the Registrar, designated by Parent to act as such. In the event the Registrar is not the repository, Parent shall cause the Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by the Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

     2.8. Registration of Transfers and Exchanges.

     (a) Transfer and Exchange of Definitive Warrants. When Definitive Warrants are presented to the Warrant Agent with a request to:

          (i)  register the transfer of the Definitive Warrants; or

          (ii) exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth in this Section
2.8 hereof for such transactions are met; provided, however, that the Definitive Warrants presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to Parent and the Warrant Agent, duly executed by the holder thereof or by his attorney, duly authorized in writing.

     (b) Restrictions on Transfer of a Definitive Warrant for a Beneficial Interest in a Global Warrant. A Definitive Warrant may not be exchanged for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant, the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, Parent shall issue and the Warrant Agent shall countersign a new Global Warrant in the appropriate amount.

     (c) Transfer and Exchange of Global Warrants. The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary in accordance with this Warrant Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

     (d) Transfer of a Beneficial Interest in a Global Warrant for a Definitive Warrant.

          (i) Any Person having a beneficial interest in a Global Warrant may upon written request to the Warrant Agent exchange such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Warrant and upon receipt by the Warrant Agent of a written order or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest containing registration instructions, the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, Parent will execute and, upon receipt of a countersignature order in the form of an Officer's Certificate, the Warrant Agent will authenticate and deliver to the transferee a Definitive Warrant.

          (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 2.8(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered.

     (e) Restrictions on Transfer and Exchange of Global Warrants. Notwithstanding any other provisions of this Warrant Agreement (other than the provisions set forth in subsection (f) of this Section 2.8), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

     (f) Countersignature of Definitive Warrants in Absence of Depositary. If at any time:

          (i) the Depositary for the Warrants notifies Parent that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant and a successor Depositary for the Global Warrant is not appointed by Parent within 90 days after delivery of such notice; or

          (ii) Parent, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants in place of the Global Warrant under this Warrant Agreement, then Parent will execute, and the Warrant Agent, upon receipt of an Officer's Certificate requesting the countersignature and delivery of Definitive Warrants, will authenticate and deliver Definitive Warrants, in an aggregate number equal to the aggregate number of Warrants represented by the Global Warrant, in exchange for such Global Warrant.

     (g) Cancellation and/or Adjustment of a Global Warrant. At such time as all beneficial interests in a Global Warrant have either been exchanged for Definitive Warrants, redeemed, repurchased or cancelled, such Global Warrant shall be returned to or retained and cancelled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, redeemed, repurchased or cancelled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant by the Warrant Agent to reflect such reduction.

     (h) Obligations with Respect to Transfers and Exchanges of Definitive Warrants.

          (i) To permit registrations of transfers and exchanges, Parent shall deliver to the Warrant Agent from time to time sufficient inventory of executed Definitive Warrants and Global Warrants.

          (ii) All Definitive Warrants and Global Warrants issued upon any registration, transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of Parent, entitled to the same benefits under this Warrant Agreement as the Definitive Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

          (iii)Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and Parent may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor Parent shall be affected by notice to the contrary.

     (i) General. The Warrant Agent shall be under no duty to monitor compliance with any federal, state or other securities laws.

     2.9. Lost, Stolen, Destroyed, Defaced or Mutilated Warrant Certificates. Upon receipt by Parent and the Warrant Agent (or any agent of Parent or the Warrant Agent, if requested by Parent) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of indemnity satisfactory to them (which shall include the posting of an open-penalty bond) and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to Parent or the Warrant Agent that such Warrant Certificate has been acquired by a protected purchaser or holder in due course (as such terms are defined in the Uniform Commercial Code), Parent shall execute, and an authorized signatory of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing the same number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section 2.9, Parent may require the payment from the Holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section
2.9 in lieu of any
lost, stolen, destroyed, defaced or mutilated Warrant Certificate shall constitute an additional contractual obligation of Parent, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 2.9 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

     The Warrant Agent is hereby authorized to countersign in accordance with the provisions of this Agreement, and deliver the new Warrant Certificates required pursuant to the provisions of this Section 2.9.

     2.10. Offices for Exercise, etc. So long as any of the Warrants remain outstanding, Parent will designate and maintain in the Borough of Manhattan, The City of New York: (a) an office or agency where the Warrant Certificates may be presented for exercise, (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange (including the exchange of temporary Warrant Certificates for definitive Warrant Certificates pursuant to Section 2.6 hereof), and (c) an office or agency where notices and demands to or upon Parent in respect of the Warrants or of this Agreement may be served. Parent may from time to time change or rescind such designation, as it may deem desirable or expedient; provided, however, that an office or agency shall at all times be maintained in the Borough of Manhattan, The City of New York, as provided in the first sentence of this Section 2.10. In addition to such office or offices or agency or agencies, Parent may from time to time designate and maintain one or more additional offices or agencies within or outside The City of New York, where Warrant Certificates may be presented for exercise or for registration of transfer or for exchange, and Parent may from time to time change or rescind such designation, as it may deem desirable or expedient. Parent will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. Parent hereby designates the Warrant Agent located at 60 Wall Street, MS JCY03-0604, New York, New York 10005 in the Borough of Manhattan, The City of New York (the "Warrant Agent Office"), as the initial agency maintained for each such purpose. In case Parent shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notice may be served at the Warrant Agent Office and Parent appoints the Warrant Agent as its agent to receive all such presentations, surrenders, notices and demands.

     2.11. Legends.

     (a) Each Warrant will contain a legend substantially to the following effect:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON __________ __, 2002 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES

          REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT DATED AS OF AUGUST 12, 2002, AMONG ZIFF DAVIS HOLDINGS INC. (THE "COMPANY") AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS WARRANT AGENT. THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF THE WARRANT AGREEMENT SHALL BE FURNISHED BY THE COMPANY TO THE REGISTERED HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

Upon reasonable request of the Parent in connection with any transfer of the Warrant (other than a transfer pursuant to a public offering registered under the Securities Act, pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rules then in effect) or to an Affiliate of the applicable Holder), the applicable Holder will deliver, if requested by the Parent, an opinion of counsel knowledgeable in securities laws reasonably satisfactory to the Parent to the effect that such transfer may be effected without registration under the Securities Act.

     (b) Each Global Warrant will contain a legend substantially to the following effect:

          "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR WARRANTS IN DEFINITIVE FORM, THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

     SECTION 3. Terms of Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Holder shall have the right to receive from Parent the number of fully paid and non-assessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. No payments or adjustments shall be made on account of any dividends on the Warrant Shares issuable upon exercise of the Warrants.

     A Warrant may be exercised commencing 9:00 a.m. EST on the Exchange Offer Closing Date until 9:00 a.m. EST on the Expiration Date upon surrender to Parent at the principal office of the Warrant Agent of the Warrant Certificates to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a member of the "Medallion System", and upon payment to the Warrant Agent for the account of Parent of the Exercise Price, as adjusted as herein provided, for each of the Warrant Shares in respect of which such Warrant is then exercised. Each Warrant not exercised prior to 9:00 a.m. EST on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. In connection with the exercise of a Warrant by a Holder, such Holder will be required to certify to Parent that the Holder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D, promulgated under Section 4(2) of the Securities Act. The Parent reserves the right to refuse to honor exercise of any Warrant in the event that the Holder thereof is not an accredited investor or fails to certify that such Holder is an accredited investor as required by this Agreement.

     Payment of the aggregate Exercise Price shall be made, at the option of the Holder, (i) by wire transfer or by certified or official bank check payable to the order of Parent, in each case, in immediately available funds, (ii) by "Warrant Cashless Exercise," which shall mean the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Warrant Cashless Exercise) of a Warrant or Warrants (represented by one or more Warrant Certificates), and without payment of the Exercise Price in cash, in return for such number of Warrant Shares equal to the product of (1) the number of Warrant Shares for which such Warrant is exercisable with payment in cash of the aggregate Exercise Price as of the date of exercise and (2) the Cashless Exercise Ratio (as defined below), (iii) by "Other Security Cashless Exercise," which shall mean the surrender of any securities of Parent (other than Parent's Common Stock or Warrants), and without payment of the Exercise Price in cash, in an amount equal to (a) in the case where the securities so surrendered are shares of Parent's preferred stock, the aggregate liquidation preference of the preferred stock so surrendered plus all accrued and unpaid dividends thereon and (b) in the case where the securities so surrendered are certificates representing subordinated debt of Parent, the aggregate principal amount of the subordinated debt so surrendered plus all accrued and unpaid interest thereon or (iv) with any combination of (i), (ii) and (iii); provided that the Warrant Cashless Exercise cannot be used unless and until Parent's Common Stock is listed or quoted on a recognized securities exchange or on the Nasdaq National Market ("NASDAQ") or traded over-the-counter (other than on the NASDAQ).

     For purposes of this Agreement, the "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Price per share of the Common

Stock on the date of exercise over the Exercise Price per share as of the date of exercise, and the denominator of which is the Current Market Price per share of the Common Stock on the date of exercise. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Warrant Cashless Exercise, the number of Warrant Shares deliverable upon a Warrant Cashless Exercise shall be equal to the Cashless Exercise Ratio multiplied by the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (without giving effect to the Warrant Cashless Exercise option). All provisions of this Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Warrant Cashless Exercise for less than the full number of Warrants represented thereby. If, at the time of the exercise of any Warrant, Parent does not have an effective registration statement under the Securities Act of the offer and sale of the Warrant Shares by Parent to the Holder upon the exercise thereof, Parent may, in its sole discretion, elect to require that the Holder effect the exercise of the Warrant solely pursuant to the Warrant Cashless Exercise option and may also amend the Warrants to eliminate the requirement for payment of the Exercise Price with respect to the Warrant Cashless Exercise option. The Warrant Agent shall have no obligation under this section to calculate the Cashless Exercise Ratio. Parent shall calculate the Exercise Price and the Cashless Exercise Ratio whenever such calculation is necessary and shall deliver an Officer's Certificate to the Warrant Agent specifying such numbers.

     For purposes of this Agreement, the "Current Market Price" per share of Common Stock on any date shall be (i) if the Common Stock is listed or quoted on a recognized securities exchange or on the NASDAQ, the average of the last sales prices (or, if no sale occurred on such date, at the last "bid" price thereon) for the ten consecutive trading days before such date or (ii) if the Common Stock is traded over-the-counter (other than on the NASDAQ), the average of the last "bid" prices for the ten consecutive trading days before such date.

     Subject to the provisions of Section 4 hereof, upon surrender of Warrants and payment of the Exercise Price or exercise through the Warrant Cashless Exercise or Other Security Cashless Exercise option as provided above, the Warrant Agent shall thereupon promptly notify Parent of the number of Warrants exercised, delivery of Warrant Certificates evidencing the balance, if any, remaining after such exercise and such other information as the Parent may reasonably request, and Parent shall transfer to the Holder of such Warrant Certificate appropriate evidence of ownership of any Warrant Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same. Any such evidence of ownership shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

     The Warrants shall be exercisable in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 3 and of
Section 2.4
hereof, and Parent, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of Parent for such purpose.

     All Warrant Certificates surrendered for the purpose of exercise (in whole or in part), exchange, substitution or transfer shall, if surrendered to Parent or to any of its agents, be delivered to the Warrant Agent for cancellation or in cancelled form, or if surrendered to the Warrant Agent shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. If Parent purchases or acquires Warrants and if Parent so chooses, Parent may deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent shall so cancel and retire, the Warrant Certificates evidencing said Warrants. The Warrant Agent shall destroy such canceled Warrant Certificates, and in such case shall upon the written request of Parent deliver a certificate of destruction thereof to Parent.

     The Warrant Agent shall account promptly to Parent with respect to Warrants exercised and concurrently pay to Parent all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

     The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder by or from Parent available for inspection by the Holders during normal business hours at its office. Parent shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may reasonably request.

     SECTION 4. Payment of Taxes. Parent will pay all documentary stamp taxes attributable to the initial issuance of the Warrants and the Warrant Shares issuable upon the exercise of Warrants; provided, however, that Parent shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and Parent shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to Parent the amount of such tax or shall have established to the satisfaction of Parent that such tax has been paid.

     SECTION 5. Reservation of Warrant Shares. From the date hereof until the Expiration Date, Parent will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

     Parent or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of Parent's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. Parent will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of Parent's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. Parent will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section
10. Parent will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder of the Warrants pursuant to Section 15 hereof. As of the date of this Agreement, the Transfer Agent is Parent.

     Before taking any action which would cause an adjustment pursuant to
Section 7 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, Parent will take any corporate action which may, in the opinion of its counsel, be necessary in order that Parent may validly and legally issue fully paid and non-assessable Warrant Shares at the Exercise Price as so adjusted.

     Parent covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue and payment of the Exercise Price therefor, be duly and validly issued, fully paid, non-assessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof (other than taxes in respect of any transfer or as otherwise specified herein).

     SECTION 6. Distribution Rights. From the date hereof until the Expiration Date, in case Parent shall hereafter grant, issue or sell any options, convertible securities, or rights to purchase Capital Stock, the Warrants or other securities of Parent to the record holders of its Common Stock or make any dividend or other distribution, including (subject to applicable law) pursuant to any plan of liquidation, on its Common Stock, then Parent shall grant, issue or sell or make to each Holder, the aggregate distribution (without any duplication under Section 7 below) which such Holder would have acquired if such Holder held the maximum number of shares of Common Stock acquirable upon complete exercise of such Holder's Warrants (without giving effect to the Warrant Cashless Exercise option) immediately before the record date for such grant, issuance or sale of such options, convertible securities, or rights to purchase such Capital Stock, Warrants or other securities or dividend or other distribution, as the case may be.

     SECTION 7. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The number and kind of shares purchasable upon the exercise of Warrants and the Exercise Price shall be subject to adjustment from time to time as follows:

     (a) Dividends, Stock Splits, Combinations, etc. From the date hereof until the Expiration Date, in case Parent shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of its Capital Stock, (ii) subdivide its outstanding shares of Common Stock or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price and the number and kind of shares purchasable upon the exercise of each Warrant in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised in full shall be entitled to receive upon payment of the same aggregate exercise price as prior to such adjustment the number of shares of Capital Stock of Parent which such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. If, as a result of an adjustment made pursuant to this Section 7(a), the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of Capital Stock of Parent, the Board of Directors of Parent (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of Capital Stock.

     (b) Reclassification, Combinations, Mergers, etc. From the date hereof until the Expiration Date, in case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in Section 7(a) above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of Parent with or into another corporation (other than a merger in which Parent is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other Capital Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation of all or substantially all of the assets of Parent, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, Parent or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the Holder of such Warrant then outstanding shall have the right thereafter to receive (and shall thereafter have the right only to receive) on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an Affiliate of the formed, surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this paragraph (b) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

     In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than Parent) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement to be performed and observed by Parent and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of Parent) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 7. For purposes of this Section 7(b) "shares of stock and other securities" of a successor or acquiring corporation shall include stock of such corporation of any class whether or not preferred as to dividends or assets over any other class of stock of such corporation and whether or not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 7(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

     Notwithstanding the foregoing provisions of this Section 7(b), in connection with any merger or consolidation of Parent with any other corporation in which the consideration paid to holders of Parent's Common Stock or other Capital Stock issuable upon exercise of the Warrants consists solely of cash, Parent may, in its discretion, (i) cancel any or all outstanding Warrants in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their Warrant had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the Warrant Holders pursuant to such transaction if their Warrants had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such Warrants for no consideration or payment of any kind. The foregoing provisions of this Section 7(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

     (c) Deferral of Certain Adjustments. No adjustment to the Exercise Price (including the related adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the Exercise Price; provided that any adjustments which by reason of this Section 7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Section 7 shall be made to the nearest 1/1,000 of one cent or to the nearest 1/1,000th of a share, as the case may be.

     (d) Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 7, the Holders shall become entitled to receive any securities of Parent other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 7, as determined in good faith by the Board of Directors of Parent.

     SECTION 8. Statement on Warrants. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

     SECTION 9. Fractional Interests. Parent shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 9, be issuable on the exercise of any Warrant (or specified portion thereof), such fractional interest shall be rounded to the next highest whole number in the case of fractional interests equal to or greater than 0.5 and to the preceding whole number in the case of fractional interests less than 0.5. The Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

     SECTION 10. When Adjustment Not Required. If Parent shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     SECTION 11. Escrow of Warrant Stock. If after any property becomes distributable pursuant to Section 7 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any additional shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by Parent to be issued to the Holder upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by Parent and escrowed property returned.

     SECTION 12. Challenge to Good Faith Determination. Whenever the Board of Directors of Parent shall be required to make a determination in good faith of the fair value of any item under Section 7, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of national standing selected by Parent. The fee of such investment banking firm shall be paid by Parent, unless such fair market value as determined by the investment banking firm is within 10% of the fair market value determined by the Board of Directors of Parent, in which case the challenging Holders shall be jointly and severally liable for such fee. Parent may require, as a condition to its obligation to engage any such investment banking firm for such purposes, that the challenging Holders shall have executed and delivered to Parent an undertaking in form reasonably satisfactory to Parent acknowledging their obligations pursuant to the preceding sentence.

     SECTION 13. Notices to Warrant Holders. Upon any adjustment of the Exercise Price pursuant to Section 7, Parent shall promptly thereafter (i) cause to be filed with the Warrant Agent an Officer's Certificate setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein (absent manifest error and subject to Section 12 and this Section 13), and (ii) cause the Warrant Agent to give to each of the registered Holders of the Warrant Certificates at such Holder's address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid; provided, that the failure by Parent to file an Officer's Certificate or for such notice to be given by the Warrant Agent shall not invalidate any corporate action taken by Parent. The Warrant Agent shall be entitled to conclusively rely on the above-referenced Officer's Certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during normal business hours upon reasonable notice. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants or the Exercise Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be issuable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of Parent to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other common stock or property upon the exercise of any Warrant. In the event that the Majority Holders shall challenge any of the calculations set forth in such notice within 20 days after Parent's delivery thereof, Parent shall retain a firm of independent certified public accountants of national standing selected by Parent to prepare and execute a certificate verifying that no adjustment is required. Parent shall keep at its office or agency designated pursuant to Section 2.10 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours upon reasonable notice by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

     SECTION 14. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of
Section 16 or is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed at the expense of Parent (by first class mail, postage prepaid) to each Holder at such Holder's last address as shown on the Warrant Register. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement. In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

     SECTION 15. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which Parent and the holders of Warrants, by their acceptance thereof, shall be bound:

     (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of Parent and the Warrant Agent assumes no responsibility for the correctness of any of the same, except such statements as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

     (b) The Warrant Agent shall not be responsible for any failure of Parent to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by Parent.

     (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for Parent) and the Warrant Agent shall incur no liability or responsibility to Parent or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the written opinion or the written advice of such counsel.

     (d) The Warrant Agent shall incur no liability or responsibility to Parent or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, opinion, direction or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

     (e) Parent agrees to pay to the Warrant Agent reasonable compensation, as agreed in writing from time to time, for all services rendered by the Warrant Agent in connection with this Agreement, to reimburse the Warrant Agent for all reasonable expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in connection with this Agreement (including, without limitation, reasonable fees and expenses of counsel) and to indemnify the Warrant Agent, its officers, directors, employees and agents and save it harmless against any and all losses, liabilities, damages and expenses of any nature whatsoever, including, without limitation, judgments, costs and counsel fees and actual expenses, for any action taken or omitted by the Warrant Agent or arising out of or in connection with this Agreement and the exercise by the Warrant Agent of its rights hereunder and the performance by the Warrant Agent of any of its obligations hereunder except as a result of the Warrant Agent's gross negligence or willful misconduct, which finding of liability shall have been determined by a court of competent jurisdiction. The provisions of this Section 15 shall survive the resignation or removal of the Warrant Agent and the termination of this Agreement. In no event shall the Warrant Agent be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if the Warrant Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. In no event shall the Warrant Agent be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Agreement.

     (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless Parent or one or more Holders of Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity reasonably satisfactory to the Warrant Agent for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the Holders of the Warrants, as their respective rights or interests may appear.

     (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of Parent or become pecuniarily interested in any transaction in which Parent may be interested, or contract with or lend money to Parent or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for Parent or for any other legal entity.

     (h) The Warrant Agent shall act hereunder solely as agent for Parent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own willful misconduct, negligence or bad faith.

     (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and non-assessable, and makes no representation with respect thereto.

     (j) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an

Assistant Treasurer of Parent, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

     (k) The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the Exercise Price or the kind and amount of shares or other securities or any property receivable by holders of Warrant Certificates upon the exercise or tender of Warrants required from time to time, and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculations.

     (l) Parent will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

     (m) The Warrant Agent shall account promptly to Parent with respect to Warrants exercised and shall concurrently pay to Parent all moneys received by the Warrant Agent from the exercise of Warrants.

     SECTION 16. Resignation and Removal of Warrant Agent; Appointment of Successor. No resignation or removal of the Warrant Agent and no appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent as provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent's own negligence, willful misconduct or bad faith) upon not less than 30 days' prior written notice to Parent and to any transfer agent of Parent's Common Stock by registered or certified mail. Parent may remove the Warrant Agent upon written notice, and the Warrant Agent shall thereupon be discharged from all further duties and liabilities hereunder (except liability arising as a result of the Warrant Agent's own negligence, willful misconduct or bad faith). The Warrant Agent shall, at Parent's expense, cause to be mailed (by first class mail, postage prepaid) to each Holder of a Warrant at his last address as shown on the Warrant Register a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, Parent shall appoint in writing a new warrant agent. If Parent shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by Parent or by such a court, shall be a corporation or other entity doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of Parent and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, Parent shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section 16, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be. Notwithstanding any resignation or removal of the Warrant Agent or the failure to exercise the Warrants, Parent's obligations under Section 15(e) shall survive for the benefit of the retiring Warrant Agent.

     SECTION 17. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by (i) the Warrant Agent or by the Holder of any Warrant Certificate to or on Parent or (ii) the Parent or by the Holder of any Warrant Certificate to the Warrant Agent shall be sufficiently given or made (i) five business days after deposited in the mail, first class or registered, postage prepaid, (ii) one business day after being timely delivered to a reputable next-day air courier, postage prepaid, or (ii) by telecopy or facsimile transmission (and receipt is confirmed), when transmitted at or before 5:00 p.m. local time at the location of receipt on a Business Day, and if received after 5:00 p.m. or on a day other than a Business Day, on the next following Business Day, but only if also sent by reputable next-day air courier within one Business Day following transmission, addressed (until another address is filed in writing by Parent with the Warrant Agent), as follows:

                  To Parent

                  Ziff Davis Holdings Inc.
                  28 E. 28th Street
                  New York, NY 10016
                  Telecopy:     (212) 503-3550
                  Telephone:  (212) 503-3500
                  Attention:  Chief Financial Officer

                  with a copy to:

                  Ziff Davis Holdings Inc.
                  28 East 28th Street
                  New York, NY 10016
                  Facsimile: (212) 503-3560
                  Telephone: (212) 503-3561
                  Attention: General Counsel

In case Parent shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

                  To Warrant Agent

                  Deutsche Bank Trust Company Americas
                  60 Wall Street -- MS JCY03-0604
                  New York, New York 10005
                  Facsimile: (201) 593-6443
                  Attention: Corporate Trust and Agency Services

     SECTION 18. Supplements and Amendments. Parent and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which Parent and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates. Any amendment or supplement to this Agreement that has an adverse effect on the interests of holders shall require the written consent of the Majority Holders. The consent of each Holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (except pursuant to Section 7 herein).

     SECTION 19. Severability. Wherever possible, each provision of this Warrant Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant Agreement.

     SECTION 20. Successors. All the covenants and provisions of this Agreement by or for the benefit of Parent or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 21. Termination. This Agreement (other than Parent's obligations with respect to Warrants previously exercised) shall terminate at 9:00 a.m., New York City time on the Expiration Date, except for Section 15(e) hereto.

     SECTION 22. GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE. Service of process on Parent or Holder in any action arising out of or relating to this Agreement shall be effective if mailed to such party in accordance with the procedures and requirements set forth in
Section 17. Nothing herein shall preclude any Holder or Parent from bringing suit or taking other legal action in any other jurisdiction.

     SECTION 23. Benefits of This Agreement.

     (a) Nothing in this Agreement shall be construed to give to any Person or corporation other than Parent, the Warrant Agent and the holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Parent, the Warrant Agent and the holders of the Warrant Certificates.

     (b) Except as specifically set forth in this Agreement, prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of Parent, including, without limitation, the right to receive dividends or subscription rights, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of Parent, to share in the assets of Parent in the event of the liquidation, dissolution or winding up of Parent's affairs or any other matter or to receive any notice of any proceedings of Parent, except as may be specifically provided for herein.

     (c) All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against Parent suitable to enforce, or otherwise in respect of, such Holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such Holder's Warrants in the manner provided in this Agreement.

     SECTION 24. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. Such agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

     SECTION 25. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            (Signature Page Follows)

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                              ZIFF DAVIS HOLDINGS INC.

                                              By: /s/ Bart W. Catalane
                                              Name: Bart W. Catalane
                                              Title: Chief Operating Officer and
                                              Chief Financial Officer

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS, as Warrant Agent

                                              By /s/ Irina Golovashchuk
                                              Name: Irina Golovashchuk
                                              Title: Associate

                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON AUGUST 12, 2002 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT DATED AS OF AUGUST 12, 2002, AMONG ZIFF DAVIS HOLDINGS INC. (THE "COMPANY") AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS WARRANT AGENT. THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH WARRANT AGREEMENT SHALL BE FURNISHED BY THE COMPANY TO THE REGISTERED HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR WARRANTS IN DEFINITIVE FORM, THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     EXERCISABLE ON OR AFTER AUGUST 12, 2002
                    AND BEFORE 9:00 a.m. EST AUGUST 12, 2012

                                                               CUSIP No. _______



No. _________                                                  ________ Warrants

                               Warrant Certificate

                            Ziff Davis Holdings Inc.

     This Warrant Certificate certifies that __________________ or registered assigns, is the registered holder of the number of Warrants set forth above, expiring August 12, 2012 (the "Warrants"), to purchase Common Stock, par value $.001 per share (the "Common Stock"), of Ziff Davis Holdings Inc., a Delaware corporation ("Parent"). Each Warrant entitles the registered holder upon exercise on or before 9:00 a.m. EST on August 12, 2012, to receive from Parent one fully paid and non-assessable share of Common Stock (each such share a "Warrant Share") at the initial exercise price (the "Exercise Price") of $0.001 per share payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent (including by cashless exercise pursuant to the provisions of the Warrant Agreement), but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. In the event of any conflict between the provisions of this Warrant Certificate and the Warrant Agreement, the provisions of the Warrant Agreement shall control. By acceptance of this Warrant Certificate, the holder acknowledges that this Warrant Certificate is subject to the terms and conditions of the Warrant Agreement.

     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

     This Warrant Certificate shall for all purposes be construed in accordance with the internal laws of the State of New York.

     IN WITNESS WHEREOF, Parent has caused this Warrant Certificate to be signed by its ____________________ and by its ____________________.

Dated: _______________________

                                                ZIFF DAVIS HOLDINGS INC.


                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________


                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

Countersigned:


__________________________,
as Warrant Agent

By:_______________________
Authorized Signature

                         REVERSE OF WARRANT CERTIFICATE

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 12, 2012, entitling the Holder on exercise to receive shares of Common Stock, par value $.001, of Parent (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of August 12, 2002 (the "Warrant Agreement"), duly executed and delivered by Parent to Deutsche Bank Trust Company Americas, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, Parent and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Warrant Agent at the following address:

                      Deutsche Bank Trust Company Americas
                         60 Wall Street -- MS JCY03-0604
                            New York, New York 10005
                            Facsimile: (201) 593-6443
                 Attention: Corporate Trust and Agency Services

     In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment or payments shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant, except as provided in the Warrant Agreement.

     No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but Parent will round such fractional interest to the nearest whole share as provided in the Warrant Agreement.

     Warrant Certificates when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate the same number of Warrants.

     Upon due presentation for registration of transfer of this Warrant Certificate at the Office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate the same number of Warrants shall be issued to transferree(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     Parent and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither Parent nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of Parent.

                              ELECTION TO EXERCISE

         (To be executed upon exercise of Warrants on the Exercise Date)

     The undersigned hereby irrevocably elects to exercise ___ of the Warrants represented by this Warrant Certificate and purchase the whole number of Warrant Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Warrant Shares in the amount of $_____ either (i) by wire transfer or by certified or official bank check, in each case, in immediately available funds, (ii) by Warrant Cashless Exercise in accordance with the provisions of the Warrant Agreement, (iii) by Other Security Cashless Exercise in accordance with the provisions of the Warrant Agreement or (iv) any combination of (i),
(ii) and (iii), in accordance with the terms of the Warrant Agreement. The undersigned requests that a certificate representing such Warrant Shares be registered in the name of ________________ whose address is ____________________
and that such certificate be delivered to __________________ whose address is
__________________.

        Dated _____________, 20__

        Name of holder of Warrant Certificate: _________________________________
                                                        (Please Print)

        Tax Identification or Social Security Number: __________________________

        Address ________________________________________________________________

                ________________________________________________________________

        Signature:______________________________________________________________
                    Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever and if the certificate representing the Warrant Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, or if any cash payment to be paid in lieu of a fractional share is to be made to a Person other than the registered holder of this Warrant Certificate, the signature of the holder hereof must be guaranteed as provided in the Warrant Agreement.

Dated ______________, 20__

         Signature Guaranteed: ______________________________

                                   ASSIGNMENT

    (To be executed if Holder desires to transfer Warrants evidenced hereby)

                  For value received ____________________ hereby sells, assigns and transfers to __________________ (Tax Identification or Social Security Number _________________), the Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated ____________, 20__

                  Signature: ___________________________________________________
                             Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                  Signature Guaranteed: ________________________________________

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL WARRANTS

     The following increases or decreases in this Global Warrant have been made:


Date of            Amount of decrease in   Amount of increase in   Number of Warrants of   Signature of authorized
Exchange           Number of Warrants of   Number of Warrants of   this Global Warrant     officer of Warrant Agent
                   the Global Warrant      This Global Warrant     following such
                                                                   decrease or increase
--------------------------------------------------------------------------------------------------------------------





                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF WARRANTS

Re:  Warrants to Purchase Common Stock (the "Warrants") of Ziff Davis Holdings
     Inc.

     This Certificate relates to _____ Warrants held in* book-entry or* ______ certificated form by _______ (the "Transferor").

The Transferor: *

     [_] has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant held by the Depositary a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

     [_] has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

     In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 2.8 of such Warrant Agreement.

                                              (INSERT NAME OF TRANSFEROR)

                                              By: ______________________________

Date: ________________